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                                                                   Exhibit 10.10

                             Six Flags Great America

                                      Eagle
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                             RX TECHNOLOGY AGREEMENT

      THIS RX TECHNOLOGY AGREEMENT is made as of this 1st day of April, 1998, by and between SIX FLAGS GREAT AMERICA, a division of Six Flags Theme Parks Inc., a Delaware Corporation, having offices at 542 North Route 21, Gurnee, IL ("Six Flags") and RX Technology a corporation, having offices at P.O. Box 9112, Mandeville, LA 70470 ("Lessee").

                                   WITNESSETH

      WHEREAS, Six Flags owns, operates or manages the theme amusement facility which is open to the general public and known as Six Flags Great America in Gurnee (the "Park").

      WHEREAS, RX Technology desires to operate a retail concession known as RX Technology (the "Concession") to sell photographs of guests riding "ShockWave, Eagle, Kiddie Coaster" (the "Goods") in the Park as set forth herein;

      WHEREAS, Six Flags desires to grant RX Technology a license to operate the Concession in the Park, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, Six Flags and RX Technology agree as follows:

      1. TERM.

            Subject to the provisions of this Agreement concerning termination, Six Flags grants RX Technology a license to operate the Concession in the Park in such locations of the Park as is set forth on Exhibit A-1 hereto during the period of time (the "Term") commencing April 1, 1998 (the "Commencement Date") and terminating at the end of the Park's 1999 operating season. In the event that RX Technology meets or exceeds a year to date gross per capita two year average of $.16 of the locations as set forth, an Exhibit A-1 at the end of the 1999 operating season, the existing Agreement will be extended through the 2000 operating season (the "Termination Date").

      2. OPERATION.

            A. Hours of Operation.

                  RX Technology agrees to operate the Concession during the hours and days, including Sundays and holidays, that the Park is open for business in accordance with schedules prepared by Six Flags which Six Flags may modify in Six Flags' sole discretion at any time on twenty-four (24) hours notice to RX Technology and such additional hours as are required by Six Flags (the "Operating Hours"). RX Technology acknowledges that Six Flags will suffer great harm if RX Technology breaches the agreement set forth in this subsection, the amount of which would be difficult to determine. Therefore, RX Technology agrees to pay Six Flags liquidated damages of $50.00 for each Park operating day that RX Technology opens the Concession thirty (30) minutes after the opening time of the Park's Operating Hours and/or closes the Concession thirty (30) minutes before the closing time of the Park's Operating Hours upon notice thereof by Six Flags and such
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liquidated damages amount shall be increased an additional $50.00 for each successive violation of Park Operating Hours upon notice thereof by Six Flags, up to a maximum liquidated damages amount of $500.00.

            B. Approval of Goods.

                  RX Technology agrees to submit samples of all products detailed plans, specifications, drawings and other information with respect to Goods for sale to be made available to customers in the Park in connection with the Concession, for Six Flags' approval in advance of sale of the same. RX Technology agrees to make such changes to the Goods, at its sole cost and expense, as Six Flags shall reasonably determine. RX Technology also agrees to coordinate with the Park in coding each of RX Technology's Goods and inputting the same in the cash resister for tracking purposes. To the extent requested by Six Flags, RX Technology shall comply with Six Flags' point of sale and other information systems requirements.

            C. Price of Goods.

                  (i) RX Technology agrees to submit to Six Flags for its review and approval, a retail price list of all RX Technology's Goods for sale to customers of the Park (the "Approved Price List") at least two (2) weeks prior to Commencement Date or any proposed change in any previously approved price list. RX Technology agrees to make changes to the Approved Price List as Six Flags shall reasonably request. RX Technology shall be responsible for all costs and expenses associated with production and printing of the Price List and any changes thereto, and such costs shall not be deducted from Net Revenue (as hereinafter defined).

                  (ii) RX Technology agrees to make changes to the Approved Price List (the "Revised Price List") at any time during the Term if the parties mutually determine, that an adjustment is appropriate. RX Technology shall be responsible for all costs and expenses associated with production and printing of the Revised Price List, and such costs shall not be deducted from Net Revenue (as hereinafter defined).

                  (iii) RX Technology agrees that it shall not make its Goods available to any party free of charge or at a discounted price unless RX Technology is engaging in sampling activities approved by Six Flags, etc. Notwithstanding the foregoing, RX Technology agrees to offer such discounts on its Goods as Six Flags shall require and as Six Flags shall offer in locations owned by Six Flags. RX Technology shall, at all times, charge customers, including without limitation, family members, employees and business associates, the price set forth on the Approved Price List for its Goods except as otherwise expressly set forth herein.

            D. Methods of Sale; Payment and Return Policies.

                  (i) The Goods shall be available for sale to customers of the Park as follows: at point of purchase (each, a "Method of Sale"). A Method of Sale shall be discontinued at the discretion of Six Flags.

                  (ii) The following forms of payment for RX Technology Goods will be accepted: MasterCard, Visa, American Express and Discover credit cards (collectively, the "Credit


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Cards"), checks, and cash (each, a "Form of Payment"). Six Flags may, in its sole discretion, discontinue and, if applicable, require RX Technology to discontinue any Form of Payment for Goods sold hereunder. Conversely, Six Flags may, in its sole discretion, require RX Technology to accept such additional forms of payment as may be accepted by Six Flags in the future; and in so doing, RX Technology agrees to submit to such reasonable rules/restrictions with respect thereto. Payment for the Goods shall be in accordance with the provisions of Exhibit B - Payment/Return Agreement, which is attached hereto and incorporated herein.

            E. Reports and Records.

                  (i) Upon commencement of RX Technology's daily operations, RX Technology shall pick up a cash till from the Park's cash control facility, and within one (1) hour after the close of each Park day, RX Technology shall deliver to Park's cash control facility the following: (a) remaining cash till,
(b) a daily report of the day's operations on Six Flags' "Daily Sales Report" form, and (c) the day's daily gross receipts, including without limitation credit card sales drafts, credit memos and all other materials evidencing sales transactions during such day (collectively, the "Deposits"). Such Deposits are received subject to audit by Six Flags as set forth herein and Six Flags may correct and credit or debit RX Technology for any inaccuracies or errors in RX Technology computation of Deposits. Six Flags may refuse to accept or revoke acceptance of any Deposits, including any sales drafts or credit adjustments, which are illegible or which fail to comply with the terms of this Agreement, including, but not limited to, any federal or state law.

                  (ii) RX Technology shall retain copies of sales drafts and other materials evidencing sales transactions related to sale of Goods for the Term of the Agreement from date of transaction. This Section shall survive the termination of the Agreement.

            F. Compliance with Laws.

                  RX Technology agrees that at all times during the Term it shall be in compliance with all laws, rules and regulations with respect to operation of the Concession in the Park, including, without limitation, all environmental and employment laws, rules and regulations. RX Technology agrees that it shall be responsible for obtaining, at its sole cost and expense, all licensing and/or permits required in connection with operation of the Concession in the Park.

            G. Employees.

                  (i) RX Technology acknowledges that it has no authority to employ persons on behalf of Six Flags, and no employees or agents of RX Technology shall be deemed to be agents or employees of Six Flags.

                  (ii) Without Six Flags' prior written consent, RX Technology shall not, until after the second anniversary of the end of the Term, solicit for the purpose of hiring or employ, directly or indirectly, any employee employed by, or independent contractor engaging in business with, Six Flags, in each case, during the Term. This subsection of the Agreement shall survive until the second anniversary of the end of the Term.


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                  (iii) RX Technology represents and warrants that it shall, at its sole cost and expense, recruit, train, supervise and furnish the Goods of at least three (3) persons to operate the and perform Goods in connection with the Concession as set forth in Exhibit C attached hereto and incorporated herein ("RX Technology Employees") during Operating Hours. RX Technology acknowledges that Six Flags will suffer great harm if RX Technology breaches the agreement set forth in this subclause, the amount of which would be difficult to determine. Therefore, RX Technology agrees to pay Six Flags liquidated damages of $250.00 for each Park operating day that RX Technology fails to furnish the Goods of three (3) trained persons to operate the Concession and/or fails to operate the Concession during the Operating Hours.

                  (iv) RX Technology shall be fully responsible for all RX Technology's Employees, including without limitation, responsibility for all salaries and other compensation, withholding taxes, worker's compensation insurance, union dues, if applicable, and other required payments in connection with such employees and shall be in compliance with all laws, rules and regulations with respect thereto.

                  (v) Each prospective employee of RX Technology shall complete an employment application, the form of which must be approved by Six Flags, prior to beginning work in the Park.

                  (vi) RX Technology agrees to use best efforts to cause its employees to attend Park training/orientation programs as may be required by Six Flags and comply with Park rules and regulations, including without limitation submission to drug testing, as may be required. RX Technology further agrees to cause its employees to wear such uniforms as shall be approved in advance by Six Flags, if Six Flags provides said uniforms. RX Technology agrees that all such uniforms shall be returned in good condition, normal wear and tear excepted, to Six Flags at the end of Term. RX Technology agrees to pay Six Flags for any damage to, or loss of, such uniforms. Six Flags reserves the right to set off the amounts thereof from RX Technology share of Net Revenues.

                  (vii) RX Technology agrees to verify, at its sole cost and expense, the references of RX Technology Employees, including without limitation, prior positions of employment, reasons for leaving prior positions, age, education, criminal records, immigration status, and right to work in the United States and use due diligence to determine if any of RX Technology Employees have provided false information or omitted significant information with respect to their backgrounds and/or prior employment.

                  (viii) RX Technology represents and warrants that it shall not, to RX Technology knowledge, employ any person to work in the Park who has a criminal history without Six Flags' knowledge and approval with respect to said employment. Personality Portrait's knowledge, for the purpose described in the immediately preceding sentence, is the knowledge that RX Technology would have known had RX Technology performed a reference check of the type performed by Six Flags. RX Technology acknowledges that great harm can be suffered by Six Flags if a RX Technology employee is discovered to have a criminal record that could have been discovered with a criminal history background check of the type performed by Six Flags with respect to all prospective employees of Six Flags. The parties agree that it will be difficult to determine the damages suffered by Six Flags in the event of RX Technology failure to undertake such background checks. Accordingly, the parties agree that in the event RX Technology employs an individual for


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work in the Park for whom RX Technology has not, prior to hiring such person, undertaken a criminal history background check of the type performed by Six Flags, then RX Technology shall pay Six Flags liquidated damages of $1,000.00 with respect to each such employee of RX Technology regardless of whether the background check would have revealed any evidence of criminal history.

                  (ix) At the request of Six Flags, RX Technology shall make available to Six Flags all information obtained with respect to its employees, including, without limitation, criminal history background checks.

                  (x) RX Technology agrees to terminate employment at the Park for any RX Technology Employee working in the Park who: (a) is subsequently discovered to have a criminal history and, after being advised of the same, Six Flags does not approve said employment, (b) fails to comply with Park rules or
(c) made material misstatements or omissions on their employment application. RX Technology agrees to indemnify Six Flags from and against any claims by RX Technology Employees arising from or related to such dismissals.

                  (xi) Six Flags agrees that RX Technology may offer RX Technology Employees discounts on Park admission and food/merchandise at the Park that Six Flags offers its employees in accordance with Park policy.

      3. FACILITY.

            A. Rights/Responsibilities.

                  (i) In connection with RX Technology operation and management of the Concession, Six Flags agrees that RX Technology shall be entitled use of and/or access to: (a) the facility at which the Concession is operated (the "Facility"), (b) adjacent portions of the Facility, as may be necessary for the operation and maintenance of the Concession, and (c) common ways and areas within the Park for incinerator or trash purposes, loading and unloading supplies and installation, repair and maintenance of Equipment and/or other elements related to the Concession.

                  (ii) Six Flags will be responsible for heating, ventilation, air conditioning, plumbing, electrical, expenses related to the operation of the Concession in the Facility. Six Flags also agrees to provide the following: (i) passes to enter the Park for RX Technology Employees in the performance of their duties, and (ii) Lessees's Employee access to the Park employee parking areas on a first-come, first-serve basis to be used in the performance of their duties.

                  (iii) RX Technology will be responsible for cleaning the Facility and area and removing trash from said areas, the regular maintenance of the Facility related to the operation of the Concession in the Facility.

            B. Construction.

                  (i) Prior to the construction of the Facility in the Park at which the Concession is operated, RX Technology will submit its plans to the Park for approval. These plans


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will include exterior and interior finishes as well as RX Technology proposed signage. RX Technology will design the exterior and interior of the Facility and the signage so that they will be consistent with the theme of the area of the Park in which the Facility is located and Six Flags' design requirements policy (the "Design Policy") (a copy of the Design Policy in effect as of the date hereof is attached hereto and incorporated herein), as Six Flags may amend from time to time upon notice to RX Technology.

                  (ii) RX Technology agrees to obtain all permits, consents, approvals and clearances with respect to any construction contemplated hereunder and comply with all laws, rules and regulations with respect thereto, including Six Flags Maintenance Department rules, and shall secure Six Flags' prior approval with respect to the following: (a) contractors, subcontractors, designers, architects and materialmen who will perform work or Goods or supply materials in connection with the construction of the Facility, (b) dates of commencement and completion with respect to each phase of the construction of the Facility and (c) agreements with all contractors, subcontractors, designers architects and materialmen. RX Technology shall only enter into construction agreements hereunder which permit assignment to Six Flags and its affiliates. All construction hereunder shall be made in a good and workmanlike manner.

                  (iii) Six Flags shall have the right, but not the obligation, to test and inspect the construction of the Facility. RX Technology agrees, at its sole cost and expense, to remedy any problems with the Facility, upon Six Flags' request, including without limiting the foregoing, problems associated with defective design, engineering, workmanship, failure of factory construction, materials or any component parts.

                  (iv) RX Technology shall not place, maintain, or permit to be placed or maintained on any exterior portion of the Facility or on the interior side of or immediately adjacent to any glass door, wall or window of said Facility, or otherwise display outside said Facility in the confines of the Park, any signs, advertisements, lettering, trade, brand or service name, mark or logo, neon lights, flood lights, colored lights, flashing lights or other exterior lighting without prior written consent of Six Flags, which consent may be granted or withheld in the absolute discretion of Six Flags. RX Technology shall not use in, on or about said Facility, or elsewhere in the Park, any sound producing or reproduction equipment audible inside or outside said Facility, without the prior written consent of Six Flags.

            C. Alterations.

                  Upon approval by RX Technology in writing, Six Flags shall have the right, but not the obligation, to make alterations, modifications, additions, improvements or updates, at RX Technology sole cost and expense, to the Facility and/or the Equipment (as hereinafter defined), as hereinafter defined (collectively, the "Alterations"); provided, however, that RX Technology shall have been deemed to approve Alterations if: (i) the Alterations are reasonably required by Six Flags: (a) for safety, quality or financial control reasons, or (b) if new technology and improvements are made to the same type of Facility and/or Equipment in the industry and/or (ii) required by any applicable laws, rules or regulations. All such Alterations shall be made in a good and workmanlike manner. RX Technology agrees to pay Six Flags for the reasonable cost of such Alterations within thirty (30) days of receipt of an invoice therefor.


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                  (i) RX Technology agrees to make alterations, modifications, additions, improvements or updates, at its sole cost and expense (including any necessary design and engineering expenses), to the Facility and/or the Equipment, as shall be mutually agreeed to by the parties and in accordance with the Design Policy.

                  (ii) RX Technology covenants that it will not make, or suffer or permit to be made, any Alterations in, on, or to the Facility and/or the Equipment without first: (a) notifying Six Flags in writing sufficiently in advance of the commencement thereof to enable Six Flags to post or record or both, appropriate and effective notices of non-responsibility, (b) obtaining the written consent of Six Flags thereto, which consent Six Flags shall not unreasonably withhold provided that the proposed Alterations are of high quality and in harmony with the overall design and appearance of the Park, and necessary to operate the Concession in a safe and efficient manner, (c) obtaining the written approval of Six Flags as to all contractors, subcontractors, and materialmen who will perform work or Goods or supply materials in connection therewith and (d) obtaining the written consent of Six Flags with respect to the proposed commencement and completion date of such Alterations.

            D. Maintenance and Repair.

                  RX Technology agrees to properly maintain and keep in good repair and condition the Facility and/or the Equipment, at its sole cost and expense. The Facility and/or the Equipment shall be maintained in keeping with the themeing and overall aesthetics of the Park. In the event any portion of the Facility and/or the Equipment is inoperative or a component thereof has failed or is defective, RX Technology shall repair the same no later than seventy-two hours of RX Technology knowledge of the same or, in the case of Equipment, RX Technology shall secure comparable equipment (the "Replacement Equipment") and deliver the same to the Park until such time as the Equipment is repaired. Failure of RX Technology to comply with the provisions of this subsection shall constitute default hereunder.

            E. Relocation.

                  RX Technology agrees that Six Flags shall have the right to relocate RX Technology to another Facility in the Park, for any reason, provided that Six Flags agrees to exercise reasonable care to minimize interference in or to RX Technology operations.

            F. Ownership.

                  (i) It is understood and agreed that the Facility and the improvements thereto, whether made by RX Technology or Six Flags hereunder, shall remain the property of Six Flags or RX Technology respectively, except the trademarks and other indicia of Six Flags, including an Alternate Name (hereinafter defined) ("Six Flags' Trademarks") and the trademarks of Six Flags' affiliates, including Warner Bros. And DC Comics ("Affiliates' Trademarks") shall be the property of Six Flags and its affiliates and in the event of expiration or termination hereunder Six Flags' Trademarks and its Affiliates' Trademarks shall be removed therefrom and returned to Six Flags at RX Technology sole cost and expense.


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                  (ii) It is further understood and agreed that the improvements thereto, whether made by RX Technology or Six Flags hereunder, shall remain the property of Six Flags.

            G. Interference with Park/Park Operations.

                  RX Technology understands that this Agreement may not be asserted to affect or impede Six Flags' normal Park operations, including without limitation, upgrading Park equipment, building and/or facilities, buying/selling Park games or attractions, entering into agreements with other parties or locating or changing other facilities, equipment, walkways or signage into or surrounding the Facility, each without the consent of RX Technology. RX Technology shall have no exclusive rights with respect to the operation of concessions in the Park similar in nature or type to the Concession.

      4. EQUIPMENT.

            A. Description.

                  (i) RX Technology agrees to provide, at its sole cost and expense, all equipment, supplies, furnishings, displays, and other signage, cash registers, and any other materials necessary to operate the Concession (the "Equipment"). Notwithstanding the foregoing, RX Technology agrees that it shall use only Six Flags provided, credit card processing equipment (collectively, "Six Flags' Equipment"), as appropriate, for all transactions and, in consideration therefore, RX Technology shall pay Six Flags no later than thirty
(30) days of receipt of an invoice therefor.

            B. Delivery, Installation and Removal.

                  (i) RX Technology agrees that it shall be responsible for the shipment, installation and, promptly following the end of the Term, the removal, of the Equipment, including parts therefor and/or Replacement Equipment (as hereinafter defined), at its sole cost and expense. RX Technology agrees to coordinate with Six Flags with respect to the dates and times of shipment and installation of the Equipment, Replacement Equipment and/or parts therefor.

                  (ii) Six Flags shall have the right, but not the obligation, to test and inspect the Equipment and the installation and operation of the Equipment during the Term. RX Technology agrees, at its sole cost and expense, to remedy any problems with the Equipment and installation thereof, upon Six Flags' request, including without limiting the foregoing, problems associated with defective design, engineering, workmanship, failure of factory construction, materials or any component parts.

            C. Additional Equipment.

                  RX Technology agrees to install and/or supply additional Equipment, as determined by mutual agreement of the parties, at no additional cost to Six Flags.


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      5. PAYMENT TO RX TECHNOLOGY.

            A. RX Technology shall collect, record and submit the Deposits of the Concession to Six Flags and Six Flags shall pay RX Technology the following share of Net Revenues (as hereinafter defined) during each operating season of the Term as follows:

                     Year              RX Technology % of Net Revenue
                     ----              ------------------------------

                     1998-1999                       62%
                     2000                            62%

            B. "Net Revenue" means gross revenue of the Concession during the applicable period less the sales tax paid or payable in respect thereto or otherwise paid. RX Technology agrees that Six Flags shall have the right to deduct the following from RX Technology share of the Net Revenue: (ii) cash shortages, (iii) credit card, check processing and other transaction costs and charges, including charge backs and return check amounts and fees related thereto, (iv) the cost of goods taken from Six Flags' warehouse, to the extent permitted by Six Flags, or otherwise and not paid for, (v) the cost of leased Park equipment, if any, each during the applicable period, (vi) the cost associated with the damage or loss of uniforms as set forth in more detail in
Section 2 G (vi) hereof, and (vii) the cost of any bill or charge which is the basis or which may be the basis for a lien against the Facility as set forth in more detail in Section 9 A (vii) hereof.

            C. RX Technology share of the Net Revenue will be calculated at the end of the week. For payment purposes, a week shall be defined as the seven (7) day period beginning Monday and ending on and including Sunday. Payments shall be directed as set forth in this Agreement or as RX Technology may otherwise direct in writing and shall be payable seven (7) days from Six Flags' calculation thereof. Six Flags shall have no further monetary liability or obligation to RX Technology. Payments shall be made to RX Technology at the address indicated in the first paragraph of this Agreement or otherwise as requested in writing by RX Technology.

            D. Notwithstanding Six Flags' deduction of sales tax from Net Revenue, RX Technology represents and warrants that all payments by Six Flags to RX Technology of RX Technology share of Net Revenue hereunder are exempt from any United States federal, state and local taxes or other assessments, including any withholding taxes. RX Technology shall be solely responsible for, and shall pay when due, assessments arising from or in connection with the receipt by RX Technology of such Net Revenue.

      6. AUDIT RIGHTS.

            Until all claims and rights of Six Flags shall have been fully ascertained, fixed and paid RX Technology shall maintain, in accordance with generally accepted accounting principles, separate and accurate records of the gross receipts of the Concession at the Park showing in detail all business transacted by RX Technology. Six Flags shall have the right, at all reasonable times, to examine and inspect such records as well as any other business records of RX Technology pertaining to the operation of the Concession. This Section shall survive the termination of this Agreement.


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      7. CHANGE IN FINANCIAL CONDITION.

            RX Technology agrees to notify Six Flags promptly of any significant/material change in its financial condition.

      8. TRADEMARKS.

            A. RX Technology hereby grants Six Flags the non-exclusive royalty-free right and license to use RX Technology trademarks, trade names, service marks, logos and symbols, ("RX Technology Trademarks") for the Term of the Agreement in connection with the Concession/Attraction in the Park. RX Technology Trademarks are and shall remain RX Technology sole and exclusive property. Six Flags agrees to include a trademark symbol (TM) on the first and most prominent reference to RX Technology Trademarks and a protective trademark legend in materials as shall be required by RX Technology hereunder.

            B. Six Flags reserves the right to create an alternate name and/or logo (collectively, the "Alternate Name") for the Concession. Six Flags shall own all right, title and interest in and to such Alternate Name, and all goodwill with respect thereto shall inure to the benefit of Six Flags. RX Technology agrees that any Alternate Name shall be the exclusive property of Six Flags.

            C. Six Flags' Trademarks are and shall remain the sole and exclusive property of Six Flags, and Affiliates' Trademarks are and shall remain the sole and exclusive property of Six Flags' affiliates, and RX Technology shall not use nor permit others to use Six Flags' Trademarks, including the Alternate Name, and Affiliates' Trademarks for any purpose without the prior written consent of Six Flags nor do anything which could in any way conflict with Six Flags' or its affiliates' use or ownership of such trademarks.

      9. REPRESENTATIONS AND WARRANTIES; ADDITIONAL COVENANTS.

            A. RX Technology represents and warrants that:

                  (i) RX Technology is, and will during the term of this Agreement be, solvent and able to meet its obligations hereunder as and when they become due;

                  (ii) RX Technology shall not use, or suffer or permit any person or persons to use, the Equipment and/or Facility for any purpose other than as set forth herein without the prior written consent of Six Flags, or in any unlawful manner or for any unlawful purpose;

                  (iii) RX Technology shall comply with, and use its best efforts to cause its agents and employees to comply with all rules and regulations of the Park as may be in effect from time to time. RX Technology confirms that it has been provided with a copy of the rules and regulations of the Park;

                  (iv) RX Technology will not offer or provide any Goods in or from the Concession or elsewhere in the Park, without the prior express written authorization of Six Flags.


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Any uncertainty with respect to the Goods which RX Technology is authorized to offer or provide shall be resolved in the manner which most limits and restricts RX Technology's authority, and any reasonable interpretation of such authority by Six Flags shall be binding upon RX Technology;

                  (vi) the Concession, including the Facility and the Equipment with respect thereto, will be fit and safe for its intended commercial use, shall be free from defects, shall comply with all applicable laws, ordinances and regulations, including building, electrical and/or other codes, and will meet the operation objectives set forth herein;

                  (vii) RX Technology shall promptly pay all bills and charges relating to the Concession in the Park, including any Alterations to the Equipment and/or the Facility, and shall protect and indemnify Six Flags and the Park against all such bills and charges and liens relating thereto. In the event that RX Technology desires to contest any bill or charge which is the basis or which may be the basis for a lien against the Facility constituting the Concession or the Park or both, RX Technology shall, within five (5) days of notice therefor, obtain a bond of, or deposit collateral with, a responsible corporate surety or depository to protect against any such lien in the amount of any such bill estimated costs and expenses, including without limitation, attorney's fees and interest. If RX Technology fails to post such bond or collateral within the aforementioned time period, Six Flags may, without prejudice to any other right or remedy of Six Flags herein have the option to:
(a) pay any such claim, bill or charge on RX Technology's behalf, and RX Technology shall reimburse Six Flags on demand for the amount of any such payment or (b) have the right to set off the amount of said claim, bill or charge from the portion of RX Technology Net Revenue due hereunder. Should any claim or lien be filed or recorded affecting the Facility or the Park or both, or should any action affecting the title thereto be commenced, RX Technology shall give Six Flags written notice thereof promptly after the same becomes known to RX Technology, and RX Technology shall thereafter remedy the same with respect to the Facility or the Park or both;

                  (viii) RX Technology Trademarks, and/or any advertising, promotion or publicity materials supplied Six Flags by RX Technology hereunder will not violate, infringe upon or give rise to any adverse claim with respect to any common law or other right whatsoever, including, without limitation, any copyright, trademark, service mark, right of privacy or publicity or contract right of any party or violate any other law; and

                  (ix) Except as otherwise expressly permitted herein, RX Technology shall not have the right to use or permit the use of any of Six Flags' Trademarks, including any depiction of the Park or Affiliates' Trademarks without Six Flags' prior written consent identifying the use consented to, which consent may be granted or withheld in the absolute discretion of Six Flags. This Section shall survive the termination of the Agreement.

      10. SUBCONTRACTORS.

            Six Flags acknowledges that RX Technology has the right to utilize subcontractors (collectively, the "Subcontractors") to fulfill the obligations set forth hereunder, subject to Six Flags' prior approval with respect thereto and the work to be performed thereby. RX Technology agrees that (i) the terms of the agreement between RX Technology and any Subcontractor will comply with all the terms of this Agreement, including, without limitation, the provisions concerning criminal background checks of persons working at the Park for or on behalf of RX Technology and the provisions concerning insurance, (ii) there will be no disruption (including strike) in the operation of the Concession whatsoever (even in the event of replacement of the Subcontractors), and (iii) RX Technology shall not cause or permit any liens, claims or encumbrances to be placed on or with respect to the Equipment, Facility, Park or any other property of Six Flags or RX Technology which is the subject of this Agreement.

      11. ASSIGNMENT.

            The obligations of RX Technology herein are personal in nature and this Agreement and the obligations of RX Technology hereunder shall not be assigned or otherwise transferred by RX Technology, in whole or in part, to any third party without the prior written consent of Six Flags. Six Flags may assign this Agreement to any affiliate of Six Flags. For purposes of this Agreement, the term "assigned" or "assignment" shall include, without limitation, a consolidation or merger of RX Technology with or into another party, a reorganization or a sale of all or substantially all of the assets of RX Technology to another party, and/or transfer of a controlling interest in RX Technology business in or to another party.

      12. INDEMNITY.

            RX Technology covenants that it will protect, defend, hold harmless and indemnify Six Flags, its directors, officers, employees, agents, subsidiaries, affiliates, partners and parent companies from and against any and all expenses, claims, actions, liabilities, attorney's fees and costs, damages and losses of any kind or nature whatsoever (including, without limitation of the foregoing, death of or injury to persons and damage to property), actually or allegedly resulting from or connected with the operation of the Facility and/or the Concession (including, without limitation of the foregoing, goods sold, work done, Goods rendered or products utilized therein, advertising and promotion therefor, lack of repair in or about the area occupied or arising out of any actual or alleged infringement of any patent or claim of patent, copyright, trademark, service mark, or trade name) or from the omission or commission of any act, lawful or unlawful, or breach of this Agreement by RX Technology or its agents or employees, whether or not such act is within the scope of the employment of such agents or employees and not due to the negligence or willful misconduct of Six Flags or its employees and agents. This Section shall survive the termination of the Agreement.

      13. INSURANCE.

            A. To insure RX Technology performance of the obligations and warranties as set forth herein, but not by way of limitation, RX Technology agrees, at its expense, to procure and maintain Comprehensive General Liability against claims for bodily injury, personal injury or death and property damage, Contractual Liability, Products Liability, Automobile Liability against claims for bodily injury, personal injury or death and property damage, Risk Builder's Risk Insurance, including coverage against collapse, written on a completed value basis and Worker's Compensation Insurance, including an employer liability endorsement (collectively, the "Insurance") each covering claims occurring upon, in or about the Park, and on, in or about the adjoining streets, sidewalks and passageways and identifying this Agreement, the Park and Six Flags Theme Parks Inc. as being named as additional insured on the Insurance policies described herein, including any renewals of such Insurance. The Insurance shall apply separately to each insured against whom a claim is made or suit is brought. The Insurance shall remain in full force and effect for the Term of this Agreement and one (1) year thereafter, and all such Insurance shall include a waiver of subrogation against Six Flags. This Section shall survive the termination of the Agreement.

            B. The Insurance shall be written by a company rated "A" or better by Best Insurance Reports, or by such other company consented to in writing by Six Flags. The policy of Insurance will provide, inter alia, for thirty (30) days advance notice to Six Flags and RX Technology of any proposed policy modification or cancellation. Upon any cancellation and/or modification of any Insurance policy required hereby, and prior to the effective date thereof, RX Technology shall deliver replacement insurance to Six Flags. RX Technology shall forward the Certificate of Insurance form attached hereto and incorporated herein as Exhibit D to its insurer for execution and transmit such executed Certificate to Six Flags promptly after execution of this Agreement, and RX Technology shall also supply Six Flags with its official Certificate of Insurance promptly after execution of this Agreement for its records.

            C. Each of the Insurance liability coverages referenced above shall have a combined single limit of at least $1,000,000 for any claim arising out of a single occurrence and $5,000,000 for all claims in the aggregate.

            D. All Insurance policies required to be maintained shall be primary and shall not require contribution from any coverage maintained by Six Flags, and shall not contain, without Six Flags' prior written consent, any special or non-customary exclusions.

            E. RX Technology shall further, upon request, furnish Six Flags with a certificate from RX Technology insurance carrier certifying that RX Technology has obtained Worker's Compensation insurance upon its employees, or an opinion of counsel satisfactory to Six Flags that such coverage is not required.

            F. RX Technology understands that Six Flags' rights and RX Technology obligations hereunder shall not be limited or affected by the provisions of this Section 14.

      15. BREACH.

            In the event of breach of any provision of this Agreement by RX Technology or in the event RX Technology should become insolvent, file a voluntary petition in bankruptcy, have a receiver, liquidator or trustee in bankruptcy appointed over its affairs, have a significant material adverse change in its financial condition, Six Flags may, at its option, then or at any time thereafter while said breach continues, upon fifteen (15) days prior written notice to RX Technology, terminate this Agreement and the license and privileges granted hereby and be relieved of all further obligation hereunder arising after the date of termination. In the event of termination hereunder, RX Technology shall then quit and surrender the premises as set forth in this Agreement and the license and privileges granted hereby shall then terminate; provided, however, that RX Technology shall remain liable for all obligations under this Agreement, and Six Flags may, in addition to any remedy herein provided, recover from RX Technology any damages to which it may be entitled in law or equity. This Section shall survive the termination of this Agreement.

      16. NOTICES.

            All notices required or permitted to be given hereunder shall be in writing and personally delivered or sent by courier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            To Six Flags:            Six Flags Great America
                                     542 North Route 21
                                     Gurnee, IL 60031
                                     Att: Roy G. Dennis, Jr.
                                     Fax:  847/249-7348


            copy to:                 Six Flags Theme Parks Inc.
                                     400 Interpace Parkway
                                     Building C, Third Floor
                                     Parsippany, NJ 07054-1191
                                     Att: General Counsel
                                     Fax:  201-331-7585
                                     Fax: 201/299-7519
                                     Phone: 973-402-8100


            To RX Technology:        RX Technology
                                     P.O. Box 9112
                                     Mandeville, LA. 70470
                                     Att: Rex Gay
                                     Fax: 504/727-9815

or to such other addresses as the parties may direct by written notice given as hereinabove provided. Notice shall be deemed given when received as evidenced by the return receipt or the date such notice is first refused, if that be the case. Notice also may be sent by facsimile and shall be deemed received on the date facsimile is confirmed as being sent.

      17. SURRENDER OF PREMISES.

            At the expiration or prior termination of this Agreement, RX Technology may, subject to any indebtedness of RX Technology to Six Flags, promptly remove RX Technology Equipment from the Park, except that Six Flags' Trademarks or Six Flags' Affiliates' Trademarks shall be removed from the Equipment and remain at the Park, and RX Technology shall quit and surrender the Facility in the Park in good condition, reasonable wear and tear excepted. Unless the parties otherwise agree, if RX Technology fails to remove the Equipment from the Park within five (5) days after termination of this Agreement, then RX Technology shall be deemed to have abandoned such property and title to the same shall at that time vest in Six Flags. Any costs and expenses incurred by Six Flags in removing such abandoned property (including the reasonable value of the Goods rendered by Park employees in connection therewith) shall be paid to Six Flags by RX Technology promptly following demand therefor. This Section shall survive the termination of this Agreement.

      18. GOVERNING LAW.

            A. Each of the parties hereto agree that this Agreement shall be deemed to have been made, entered into, executed and delivered in the State of Illinois (the "Specified State") and that the laws of the Specified State shall govern the construction, interpretation and enforceability of this Agreement. Should any dispute arise in connection with the construction, interpretation, performance or enforcement of the provisions of this Agreement, Each of the parties hereto agree that any such action shall be brought only in the courts located in the Specified State.

            B. Each of the parties hereto, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, with and upon advice of competent counsel, (i) submit to personal jurisdiction in the Specified State over any suit, action or proceeding by any person arising from or relating to this Agreement and the relationship of the parties hereto, (ii) agree that any such action, suit or proceeding shall be brought in any state or federal court of competent jurisdiction sitting in the federal court district in the Specified State, (iii) submits to the jurisdiction of such courts and (iv) to the fullest extent permitted by law, agree that it will not bring any action, suit or proceeding in any forum other than as provided herein (but nothing herein shall affect the right of the Six Flags to bring any action, suit or proceeding in any other forum to the extent necessary to enforce its rights under this Agreement).

      19. RELATIONSHIP OF THE PARTIES.

            RX Technology is an independent contractor. Nothing contained in or done pursuant to this Agreement shall be construed as creating a partnership, agency, joint employer, joint venture or landlord-tenant relationship. Except as otherwise expressly provided in this Agreement, no party shall become bound, with respect to third parties, by any representation, act or omission of the other.

      20. FORCE MAJEURE.

            Neither party shall be liable to the other party for damages for its failure to perform due to contingencies beyond its reasonable control, including, but not limited to, fire, storm, flood, earthquake, explosion, accidents, public disorders, sabotage, lockouts, labor disputes, strikes, riots or acts of God. In the event that such an event has occurred, the party affected shall notify the other immediately. The rights and obligations of either party under this Agreement shall be suspended only for the duration and extent of the force majeure and once the force majeure ceases to exist, the rights and obligations of either party shall continue in full force.

      21. PUBLICITY.

            A. Six Flags shall, at its discretion, develop, direct and produce any and all advertising and promotion in connection with the Concession in the Park for the purposes of advertising, promoting, publicizing and merchandising the Concession in the Park. RX Technology agrees to cooperate, as necessary, when requested to provide any advertising or promotion with respect to the Concession.

            B. Six Flags shall have the right to use RX Technology Trademarks and the names of any person or entity rendering Goods on or associated with the Concession, as well as any such person or entity's biography, photographic or non-photographic likeness and recorded voice.

            C. RX Technology shall not have the right to have or cause to have sponsors with respect to the Concession without the prior written approval of Six Flags.

            D. RX Technology agrees that Six Flags may obtain sponsors for the Concession which may include affixing signage in or around the Concession, and any proceeds Six Flags derives in connection therewith shall be solely that of Six Flags.

      22. PROPRIETARY INFORMATION.

            RX Technology agrees that this Agreement and all information regarding the business operations, policies and practices of Six Flags ("Proprietary Information") acquired or learned in connection with the activities conducted under this Agreement shall be deemed confidential and shall be kept in strict confidence under appropriate safeguards. The term Proprietary Information, as used herein, does not include any information that is or becomes generally available to the public other than as a result of disclosure in violation of this Agreement. This Section shall survive the termination of the Agreement.

      23. SEVERABILITY.

            If any provision of this Agreement or the application of any such provision to any party or circumstance is held invalid, the remainder of this Agreement, and the application of such provision other than to the extent it is held invalid, will not be invalidated or affected thereby.

      24. ENTIRE AGREEMENT.

            This Agreement (including any and all exhibits and schedules hereto) constitutes the entire agreement between the parties with respect to the matters which are the subject hereof and supersedes all prior and contemporaneous agreements and undertakings of the parties pertaining to the subject matter hereof. This Agreement may not be modified except by written instrument duly executed by the parties hereto

                        -------------------------------

      IN WITNESS WHEREOF, this RX Technology Agreement has been duly executed by the parties hereto on the day and year first hereinabove written.


                                SIX FLAGS GREAT AMERICA,
                                (a division of Six Flags Theme Parks Inc.)


                                By: /s/ James H. Wintrode
                                   --------------------------------------
                                    James H. Wintrode
                                    President


                                RX Technology:


                                By: /s/ Donald Rex Gay President 3-31-98
                                   --------------------------------------
                                   Rex Gay
                                   President/Owner

                                -------------------------------

                                    Exhibit A

                                   Location(s)

      The locations are set forth below, subject to relocation in the reasonable discretion of Six Flags.

       SHOCKWAVE
       EAGLE
       KIDDIE COASTER


                                   Ex. A - 1

                                    Exhibit B

                            PAYMENT/RETURN AGREEMENT

            1. CREDIT CARD.

                  (a) Acceptance.

                        (i) RX Technology shall comply with Six Flags' credit card procedures (the "Credit Card Procedures") (a list of the Credit Card Procedures in effect as of the date hereof is attached hereto and is incorporated herein), as Six Flags may amend them from time to time upon notice to RX Technology, with respect to acceptance of Credit Cards as payment for any Goods.

                        (ii) RX Technology agrees that it shall not: (A) discriminate in favor of any Credit Card accepted for payment over another, (B) require a minimum transaction amount or impose a surcharge as a condition for honoring Credit Cards, (c) impose a requirement on Credit Card holders to provide any personal information as a condition for honoring Credit Cards unless otherwise required by the Credit Card Procedures, (D) make or require a photocopy of a Credit Card, (E) make a Credit Card sale where only part of the consideration due is paid by use of such Credit Card, or (F) accept a Credit Card for any purpose which is prohibited by the Credit Card Procedures.

                        (iii) RX Technology shall not make a Credit Card sale to any person if: (A) the Credit Card being presented has expired according to the expiration date shown on such Credit Card, (B) the sale has been declined for authorization, (c) RX Technology has reasonable grounds to believe the Credit Card being presented is counterfeit, fraudulent or stolen, or (D) the signature on the Credit Card does not appear to be the same as the signature on the sales draft or the spelling of the signature on the sales draft is different from the spelling of the name on the Credit Card. RX Technology shall use reasonable efforts to retrieve any credit card from the customer when instructed by a service provider in response to an authorization or other inquiry.

                        (iv) RX Technology agrees to display symbols of the Credit Cards, supplied by Six Flags hereunder, at its Facility in the Park to effectively inform customers of the Park that the Credit Cards are honored by RX Technology.

                  (b) Returns and Adjustments.

                        (i) All disputes between RX Technology and any Credit Card holder respecting any Credit Card transaction hereunder shall be settled between RX Technology and such Credit Card holder. RX Technology agrees that in the event of a Credit Card dispute, RX Technology shall reasonably address the Credit Card holder's concern in a good faith manner.

                        (ii) RX Technology shall maintain a fair and consistent policy for exchange and return of Goods and for the adjustment of amounts due on Credit Card transactions


                                   Ex. B - 1
and such policy shall be the same as available to cash customers. RX Technology shall make no cash refunds or payments to Credit Card holders for returns or adjustments on Credit Card sales.

                        (iii) When a refund or payment is due to a Credit Card holder for return or adjustment, RX Technology shall prepare, execute and deliver to Six Flags or cause to be delivered to Six Flags a legible credit adjustment memo on a form provided or approved by Six Flags and deliver to the Credit Card holder a copy of the completed form. Each credit adjustment memo shall be imprinted with or contain the following: (A) Six Flags' name and merchant account number, (B) city and address where the credit or adjustment occurred, (c) Credit Card holder's name and Credit Card number, (D) Credit Card expiration date, (E) the date of the return or adjustment and the date of the initial transaction, if available, (F) the amount of the credit, and (vii) a brief description of the Goods returned.

                        (iv) With respect to each credit adjustment memo presented to Six Flags and/or transmitted hereunder, RX Technology represents and warrants that: (A) the credit adjustment memo represents an amount lawfully due to a Credit Card holder for the return or adjustment of Goods previously purchased with the Credit Card, (B) a sales draft relating to and including the amount of the credit memo was previously presented to Six Flags and/or transmitted hereunder, (c) the credit adjustment memo does not duplicate information concerning the same transaction in any other credit slip unless Six Flags requests a resubmission, (D) the signature appearing on the credit adjustment memo is that of an authorized employee of RX Technology, and (E) RX Technology has complied fully with the terms of this Agreement.

                  (c) Failure to Comply.

                        In the event RX Technology fails to comply with the Credit Card Procedures or the terms of this Exhibit B for a given Credit Card transaction and said sales draft is returned to Six Flags, or in the event Goods are returned by the customer that paid by Credit Card, or in the event Goods are not received by customer or any defense or problem is made or presented by customer questioning the validity or authorization of the transaction, RX Technology agrees that Six Flags may, in its sole discretion: (i) deduct the amount of said Credit Card transaction from RX Technology's share of the revenue from the Concession due and owing RX Technology, if any, or (ii) bill RX Technology in the amount of said Credit Card transaction, and RX Technology shall pay Six Flags the same within five (5) days of receipt therefor, or (iii) demand payment from RX Technology in the amount of said Credit Card transaction and RX Technology shall pay Six Flags immediately upon its receipt of Six Flags' demand. Failure of RX Technology to pay Six Flags as set forth herein for any outstanding Credit Card transactions shall constitute a breach of the Agreement.

                  (d) Termination of Acceptance.

                        In the event Six Flags' agreement with respect to the Credit Cards terminates or Six Flags, in its sole discretion, determines that it does not want RX Technology to accept Credit Cards as payment for Goods hereunder, RX Technology agrees to discontinue acceptance of Credit Cards and remove the Credit Card symbols from the Facility upon notification by Six Flags.


                                   Ex. B - 2

            2. CHECK.

                  (i) Acceptance.

                        RX Technology represents and warrants that it shall comply with Six Flags' current check authorization procedures (the "Check Authorization Procedures") (a copy of the TeleCheck Authorization Procedures in effect as of the date hereof has been received by RX Technology and is incorporated herein), as Six Flags may amend from time to time upon notice to RX Technology, prior to acceptance of a check as payment for Goods. Notwithstanding the foregoing, RX Technology agrees that it shall not contact TeleCheck directly, as set forth in Section 3 of the Check Authorization Procedures but shall contact the Merchandise Office or a Merchandise Supervisor to obtain authorization from TeleCheck.

                  (b) Returns and Adjustments.

                        (i) All disputes between RX Technology and any customer respecting any check transaction hereunder shall be settled between RX Technology and such customer. RX Technology agrees that in the event of a dispute, RX Technology shall reasonably address the customer's concern in a good faith manner.

                        (ii) RX Technology shall maintain a fair and consistent policy for exchange and return of merchandise and for the adjustment of amounts due on check transactions and such policy shall be the same as available to cash and credit customers.

                        (iii) When a refund or payment is due to a customer for return or adjustment, RX Technology shall prepare, execute and deliver to Six Flags or cause to be delivered to Six Flags a legible Refund Slip.

                        (iv) With respect to each legible Refund Slip presented to Six Flags hereunder, RX Technology represents and warrants that: (A) the Refund Slip represents an amount lawfully due customer for the return or adjustment of Goods previously purchased with a check, (B) a sales draft relating to and including the amount of the Refund Slip was previously presented to Six Flags and/or transmitted hereunder, (c) the Refund Slip does not duplicate information concerning the same transaction in any other Refund Slip unless Six Flags requests a resubmission, (D) the signature appearing on the Refund Slip is that of RX Technology, and (B) RX Technology has complied fully with the terms of this Agreement.

                  (c) Failure to Comply.

                        In the event RX Technology fails to comply with the Check Authorization Procedures for a given check and said check is returned to Six Flags, or in the event Goods are returned by the customer that paid by check, or in the event Goods are not received by customer or any defense or problem is made or presented by customer questioning the validity or authorization of the transaction, RX Technology agrees that Six Flags may, in its sole discretion: (A) deduct the amount of said check from RX Technology's share of the revenue from the Concession due and owing RX Technology, if any, or
(B) bill RX Technology in the amount of said check, and RX Technology shall pay Six Flags the same within five (5) days of receipt therefor, or (c) demand


                                   Ex. B - 3
payment from RX Technology in the amount of said check and RX Technology shall pay Six Flags immediately upon its receipt of Six Flags' demand. Failure of RX Technology to pay Six Flags as set forth herein for any outstanding checks shall constitute a breach of the Agreement.

                  (d) Termination of Acceptance.

                        In the event Six Flags' agreement with TeleCheck terminates and Six Flags does not wish to continue acceptance of checks in the Park or Six Flags, in its sole discretion, determines that it does not want RX Technology to accept checks as payment for Goods hereunder, RX Technology agrees to discontinue acceptance of checks upon notification by Six Flags.

            3. CASH.

                  (a) Acceptance.

                        RX Technology represents and warrants that it shall cause all cash received by or on RX Technology's behalf for sale of Goods hereunder to be rung in the cash register or other Six Flags approved cash collection equipment and deposited in such cash register or other equipment at the time of sale. RX Technology agrees that it shall not accept cash for a mail or telephone order transaction.

                  (b) Returns and Adjustments.

                        (i) All disputes between RX Technology and any customer respecting any cash transaction hereunder shall be settled between RX Technology and such customer. RX Technology agrees that in the event of a dispute, RX Technology shall reasonably address the customer's concern in a good faith manner.

                        (ii) RX Technology shall maintain a fair and consistent policy for exchange and return of merchandise and for the adjustment of amounts due on cash transactions and such policy shall be the same as available to credit customers.

                        (iii) When a refund or payment is due to a customer for return or adjustment, RX Technology shall prepare, execute and deliver to Six Flags or cause to be delivered to Six Flags a legible Refund Slip.

                        (iv) With respect to each legible Refund Slip presented to Six Flags hereunder, RX Technology represents and warrants that (A) the Refund Slip represents an amount lawfully due customer for the return or adjustment of Goods previously purchased in cash, (B) a sales draft relating to and including the amount of the Refund Slip was previously presented to Six Flags and/or transmitted hereunder, (c) the Refund Slip does not duplicate information concerning the same transaction in any other Refund Slip unless Six Flags requests a resubmission, (D) the signature appearing on the Refund Slip is that of RX Technology, and (E) RX Technology has complied fully with the terms of this Agreement.


                                   Ex. B - 4

                        (v) RX Technology agrees that in the event Goods hereunder are returned on a day that said Goods were not purchased, Six Flags may, in its sole discretion: (A) deduct the amount of said return from RX Technology's share of the revenue from the Concession due and owing RX Technology, if any; (B) bill RX Technology in the amount of said return and RX Technology shall pay Six Flags the same within five (5) days of receipt therefor or (c) demand payment from RX Technology in said amount and RX Technology shall pay Six Flags immediately upon receipt of Six Flags' demand. Failure of RX Technology to pay Six Flags as set forth herein for any amount outstanding shall constitute a breach of the Agreement.


                                   Ex. B - 5

                             Credit Card Procedures

      RX Technology represents and warrants that it shall follow the following Credit Card Procedures, as may be amended from time to time by Six Flags upon notice to RX Technology:

            1. Each Credit Card sale shall be evidenced by a legible sales draft (the "Draft") on a form approved by Six Flags, indicating the full amount due for Goods sold hereunder.

            2. Each Draft shall be imprinted by RX Technology, or show evidence of the electronic equivalent obtained through use of a terminal which reads the magnetic stripe on the Credit Card.

            3. The Draft shall include the following information: (i) Six Flags' name and merchant account number, (ii) the city and state in which the transaction takes place, (iii) the information on the Credit card, including the account number, name and expiration date of the Credit Card, (iv) the date the transaction takes place and the price of the Goods, (v) total amount of the transaction, including all applicable taxes, (vi) description of Goods, and
(vii) signature of the Credit Card holder.

            4. RX Technology shall compare the signature on the Draft with the signature on the Credit Card to ascertain that they are the same, and if the Credit Card has a photograph of the Credit Card holder, verify that the Credit Card holder and the person presenting the Credit Card appear to be the same person. If RX Technology believes there is a discrepancy in the signature or if the photographic identification is uncertain, RX Technology shall contact the service provides for instructions.

            5. If the signature panel on the Credit Card is blank, RX Technology shall do the following: (i) review positive identification to determine that the user is the Credit Card holder; such identification must consist of a current official government identification document (such as a passport or driver's license) that bears the Credit Card holder's signature, (ii) indicate such positive identification (including any serial number and expiration date) on the Draft and (iii) require the Credit Card holder to sign the signature panel of the Credit Card prior to completing the transaction.

            6. On mail and telephone order sales, if any, RX Technology shall print on the Draft the information required in Paragraph 3 of these Credit Card Procedures and, in addition, the following: (i) the customer's name and account number, (ii) whether the order was placed by mail (M.O.) or telephone (T.O.), and (iii) whether or not authorization is obtained. With respect to mail and telephone order sales, RX Technology does not need to secure the Credit Card holder's signature or Credit Card imprint. RX Technology understands that telephone and mail order transactions are permitted at RX Technology sole risk; namely, that any defense or problem raised by a customer questioning the validity or authorization of the transaction may be made.

            7. For each Credit Card sale, RX Technology shall deliver or cause to be delivered a copy of the completed sales draft to the customer, evidencing the full amount due for the Goods.


                                   Ex. B - 6

            8. RX Technology shall not complete a sales transaction without first obtaining an authorization from the designated service provider for the total amount of the transaction. RX Technology shall print legibly on the Draft the authorization/approval code, evidencing any authorization so obtained.


                                   Ex. B - 7

                                    Exhibit C

                                    Employees

RX Technology Employees shall include the following:

No. of Employees          Title
----------------          -----
      1                   Manager
      2                   Host/Hostess


                                   Ex. C - 0

                                    ADDENDUM
                             RX TECHNOLOGY AGREEMENT

      This is the first addendum to the original agreement dated the 1st day of April, 1998 by and between SIX FLAGS GREAT AMERICA, a division of Six Flags Theme Parks Inc., a Delaware Corporation, having offices at 542 North Route 21, Gurnee, IL ("Six Flags") and RX Technology a corporation, having offices at P.O. Box 9112, Mandeville, LA 70470 ("Lessee").

      The following changes will supercede the original clauses in the agreement dated the 1st day of April, 1998.

      A.    ORIGINAL CLAUSE:

      WHEREAS, RX Technology desires to operate a retail concession known as RX Technology (the "Concession") to sell photographs of guests riding Shock Wave, Eagle, Kiddie Coaster (the "Goods") in the Park as set forth herein;

            NEW CLAUSE:

            WHEREAS, RX Technology desires to operate a retail concession known as RX Technology (the "Concession") to sell photographs of guests riding Shock Wave, Eagle, Kiddie Coaster, Raging Bull, and Batman the Ride (the "Goods") in the Park as set forth herein;

      B.    ORIGINAL CLAUSE:

            Subject to the provisions of this Agreement concerning termination, Six Flags grants RX Technology a license to operate the Concession in the Park in such locations of the Park as is set forth on Exhibit A-1 hereto during the period of time (the "Term") commencing April 1, 1998 (the "Commencement Date") and terminating at the end of the Park's 1999 operating season. In the event that RX Technology meets or exceeds a year to date gross per capita two year average of $.16 of the locations as set forth, an Exhibit A-1 at the end of the 1999 operating season, the existing Agreement will be extended through the 2000 operating season (the "Termination Date").

            NEW CLAUSE:

            Subject to the provisions of this Agreement concerning termination, Six Flags grants RX Technology a license to operate the Concession in the Park in such locations of the Park as is set forth on Exhibit A-1 hereto during the period of time (the "Term") commencing April 1, 1998 (the "Commencement Date") and terminating at the end of the Park's 1999 operating season. In the event that RX Technology meets or exceeds a year to date gross per capita of $.23 of the locations as set forth, an Exhibit A-1 at the end of the 1999 operating season, the existing Agreement will be extended through the 2000 operating season (the "Termination Date").

      C.    ORIGINAL EXHIBIT A:

      The locations are set forth below, subject to relocation in the reasonable discretion of Six Flags.

       SHOCK WAVE
       EAGLE
       KIDDIE COASTER

             NEW EXHIBIT A:

       SHOCK WAVE
       EAGLE
       KIDDIE COASTER
       RAGING BULL
       BATMAN THE RIDE

       D.    ORIGINAL EXHIBIT C:

                                    Employees

RX Technology Employees shall include the following:

No. of Employees           Title
----------------           -----
       1                   Manager
       2                   Host/Hostess

             NEW EXHIBIT C:

                                    Employees

RX Technology Employees shall include the following:

No. of Employees           Title
----------------           -----
       1                   Manager
       4                   Host/Hostess

      E.    ADDITIONAL CLAUSE SECTION 9:

                  (ix) Notwithstanding any other provision of this Agreement, "SIX FLAGS", within its discretion, reserves the right to designate any other company or person as a Park sponsor ("Designated Park Sponsor") and permit that sponsor signage, displays, or other identification of its products or name on the exterior within the interior of the RX Technology site as long as that interior usage does not interfere with the actual operation of the RX Technology operation. RX Technology shall not be entitled to any compensation from "SIX FLAGS" or any "Designated Park Sponsor" for such usage nor shall RX Technology be relieved of any of the terms and conditions of this Agreement. "SIX FLAGS" agrees that no such signage of displays shall be affixed to any RX Technology product.

      F.    ORIGINAL CLAUSE:

                  (i) Upon commencement of RX Technology's daily operations, RX Technology shall pick up a cash till from the Park's cash control facility, and within one (1) hour after the close of each Park day, RX Technology shall deliver to Park's cash control facility the following: (a) remaining cash till,
(b) a daily report of the day's operations on Six Flags' "Daily Sales Report" form, and (c) the day's daily gross receipts, including without limitation credit card sales drafts, credit memos and all other materials evidencing sales transactions during such day (collectively, the "Deposits"). Such Deposits are received subject to audit by Six Flags as set forth herein and Six Flags may correct and credit or debit RX Technology for any inaccuracies or errors in RX Technology computation of Deposits. Six Flags may refuse to accept or revoke acceptance of any Deposits, including any sales drafts or credit adjustments, which are illegible or which fail to comply with the terms of this Agreement, including, but not limited to, any federal or state law.

            NEW CLAUSE:

                  (i) Upon commencement of RX Technology's daily operations, RX Technology shall follow cashier procedures exhibit B-Supplement and pick up a cash till from the Park's cash control facility, and within one (1) hour after the close of each Park day, RX Technology shall deliver to Park's cash control facility the following: (a) remaining cash till, (b) a daily report of the day's operations on Six Flags' "Daily Sales Report" form, and (c) the day's daily gross receipts, including without limitation credit card sales drafts, credit memos and all other materials evidencing sales transactions during such day (collectively, the "Deposits"). Such Deposits are received subject to audit by Six Flags as set forth herein and Six Flags may correct and credit or debit RX Technology for any inaccuracies or errors in RX Technology computation of Deposits. Six Flags may refuse to accept or revoke acceptance of any Deposits, including any sales drafts or credit adjustments, which are illegible or which fail to comply with the terms of this Agreement, including, but not limited to, any federal or state law.

G. ORGINIAL CLAUSE IN EXHIBIT B CLAUSE 3 CASH:

                        (a) Acceptance.

                        RX Technology represents and warrants that it shall cause all cash received by or on RX Technology's behalf for sale of Goods hereunder to be rung in the cash register or other Six Flags approved cash collection equipment and deposited in such cash register or other equipment at the time of sale. RX Technology agrees that it shall not accept cash for a mail or telephone order transaction.

             NEW CLAUSE IN EXHIBIT B CLAUSE 3 CASH:

                  (a) Acceptance.

                        RX Technology shall comply with Six Flag's cash handling procedures ("SFGAM Cashier Procedures") a copy of which is attached hereto.

                        RX Technology represents and warrants that it shall cause all cash received by or on RX Technology's behalf for sale of Goods hereunder to be rung in the cash register or other Six Flags approved cash collection equipment and deposited in such cash register or other equipment at the time of sale. RX Technology agrees that it shall not accept cash for a mail or telephone order transaction.

            This Addendum (including any and all exhibits and schedules hereto) constitutes the first addendum between the parties with respect to the matters which are the subject hereof and supersedes all prior and contemporaneous clauses and undertakings of the parties pertaining to the subject matter hereof. This Addendum may not be modified except by written instrument duly executed by the parties hereto.

      IN WITNESS WHEREOF, this RX Technology Agreement has been duly executed by the parties hereto on the day and year first hereinabove written.

                                 SIX FLAGS GREAT AMERICA,
                                 (a division of Six Flags Theme Parks Inc.)

                                 By: /s/ James H. Wintrode
                                    ---------------------------------------
                                    James H. Wintrode
                                    Vice President and General Manager


                                 RX Technology:


                                 By: /s/ Donald Rex Gay
                                    ---------------------------------------
                                     Rex Gay
                                     President/Owner

                             Supplement - Exhibit B

                   Six Flags Great America Cashier Procedures

Beginning of Shift: Till Pick-up

Have the following ready before coming to the window

o     Your Employee ID

o     The unit name and number of the unit where you will be working

Go to the Merchandise window. Once at the window, find your unit on the sign out sheet and sign your name on the first available line.

The amount of cash you should receive is posted on the top of the sign out sheet. After you receive your cash BEFORE leaving cash control, count your cash to ensure you have received the correct amount. If you find a discrepancy, report this immediately to the cash window for correction. Once you leave the cash office, no discrepancies can be corrected.

Complete the top part of the Cash Control Sheet with your name, the Till number checked out, and today's date.

Currency Pick up at the unit:

When cash control collects money from your register (drawer or drop box) make sure to receive a pick up slip. Make sure it is completed with your unit and Till number, the date and time. You will receive the pink copy of the pick up slip. Make sure it is signed by an authorized (ID should be presented) cash control representative.

End of Shift: Till Turn-in:

Before traveling to cash control complete the rest of the Cash Control sheet and get your supervisor to check it is complete and sign the sheet. This must be returned with your cash bag. The following should be checked:

o Make sure you have a journal tape for all the places worked, mark with your bag number, unit number, and unit name

o Make sure you have all checks and Travelers checks and your bag number is written on the lower left on face of each one

o Make sure you have all credits sales slips signed by the guest and your bag number is written on each one

o     Make sure you log your voids and they are approved by your supervisor

o     Make sure you have all your pick up slips

o Check that there is no cash left behind in your register (behind the drawer)

o Make sure all your bills are stacked neatly, no folds or rips. Any torn currency should be placed on the top of the stack of bills. Your change should be in a change bag.

o     Have your supervisor double check all is complete and sign the sheet.

Proceed to the window for your function and give the bag to the cashier to check that all items are correct from the Cash Control sheet. Sign the sign-in sheet that the bag has been returned. Make sure the Teller also signs the sheet and records the time in before leaving the window.

More often than not, you may be selected to have your bag audited. This is strictly random process and no cause for concern. Cooperate with the auditor as they balance your day's sales with receipts of cash, credit, checks, and coupons. If all your transactions are in order this should only take a few minutes.


                                    EX B - 6

                               Cash Control Sheet

Name: ______________________________________ Date: ________________


Bag Number: ____________________


Check BEFORE bag turn in:

___ Journal Tapes, Register tapes are included

___ Checks and Travelers Checks... all marked with bag. Follow Telecheck authorization procedures.

___ Credit Slips signed by guest... Follow credit authorization procedures.

___ Bugs Bunny dollars. All marked with bag # and $value.

___ Void logs signed by supervisor. (When applicable.)

___ Pick up Slips. (When applicable.)

___ All Currency stacked (no folds or creases), all loose coin in coin bag.

___ Cash register

___ Register Balancing Form completed both upper & lower portion. (Lessees only)

Cashier Signature __________________________________

Supervisor Signature ___________________________________


                                    EX B - 7

DATE: ______________                Department - $ $$$.00

                               TILL SIGN OUT LOG

------------------------------------------------------------------------------------------------------------------------------------
Unit    Control  Employee   Cashier -       Cash Control -
Number  Number   Number     Out Signature   Out Signature      Time     Cashier - In Signature  Cash Control - In Signature   Time
------------------------------------------------------------------------------------------------------------------------------------
                                                             Unit Name
------------------------------------------------------------------------------------------------------------------------------------
xxx01
------------------------------------------------------------------------------------------------------------------------------------
xxx02
------------------------------------------------------------------------------------------------------------------------------------
xxx03
------------------------------------------------------------------------------------------------------------------------------------
                                                             Unit Name
------------------------------------------------------------------------------------------------------------------------------------
xxx01
------------------------------------------------------------------------------------------------------------------------------------
xxx02
------------------------------------------------------------------------------------------------------------------------------------
                                                             Unit Name
------------------------------------------------------------------------------------------------------------------------------------
xxx01
------------------------------------------------------------------------------------------------------------------------------------
xxx02
------------------------------------------------------------------------------------------------------------------------------------
                                                             Unit Name
------------------------------------------------------------------------------------------------------------------------------------
xxx01
------------------------------------------------------------------------------------------------------------------------------------
xxx02
------------------------------------------------------------------------------------------------------------------------------------
xxx03
------------------------------------------------------------------------------------------------------------------------------------
xxx04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

"xxx" = Unit Number

"01", "02", "03" are based on number of tills requested per unit.

"$$$" based on till fund requested.
(Coin included vs Dollars only.)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CASH PICKUP RECEIPT                                           DO NOT USE RED INK

DATE______________ BAG # |_|_|_|_|_|

UNIT______________________________   TIME____________________

                                      BAR
CASHIER______________________________ CODE I.D. # _____________

100.00 x ____ = ______________.__

 50.00 x ____ = ______________.__

 20.00 x ____ = ______________.__

 10.00 x ____ = ______________.__

  5.00 x ____ = ______________.__

  2.00 x ____ = ______________.__

  1.00 x ____ = ______________.__

Travelers checks _____________.__

    TOTAL PICKUP _____________.__

Cashier:___________________________

Supervisor:________________________

WHITE COPY - Wrap with currency  YELLOW COPY - in cash bag PINK COPY - Unit copy
                                                                      PG95 71556
--------------------------------------------------------------------------------


                                    EX B - 9

      REGISTER BALANCE FORM (RBF)
      DO NOT USE RED INK - PRESS FIRMLY WHEN WRITING         DATE ______________

INSTRUCTIONS

PRINT TOP PORTION. FILL IN DATE, CASHIER NAME, BAG#, SS#, AND IBM#

FILL IN LINES C THROUGH J WHILE WAITING IN LINE.

A. RECORD THE TOTAL AMOUNT FROM THE LOOSE COIN RECEIPT ON THIS LINE.

B. RECORD THE TOTAL AMOUNT FROM THE FINAL CURRENCY RECEIPT ON THIS LINE.

C. ADD THE DOLLAR AMOUNTS OF ALL PERSONAL CHECKS AND RECORD ON THIS LINE.

D. ADD THE DOLLAR AMOUNTS OF ALL TRAVELER CHECKS AND RECORD ON THIS LINE.

E. ON THE LEFT SIDE OF THE FORM, LIST THE QUANTITY OF EACH ROLLED COIN TYPE AFTER THE x. MULTIPLY THE QUANTITY TIMES THE VALUE OF EACH ROLL AND WRITE THE RESULT IN THE TOTAL COLUMN. ADD THE TOTAL COLUMN DOWN. FOLLOW THE ARROWS TO THE RIGHT, AND LIST THE TOTAL ROLLED COIN ON LINE E.

F. RECORD THE TOTAL CREDIT CARD AMOUNT FROM YOUR CLERK ID REPORT.

G. ADD THE TOTALS OF ALL ACCT REC AND RECORD ON THIS LINE. TO IDENTIFY: ACCT REC WILL HAVE "ACCT REC" FOLLOWED BY A CODE IN THE LOWER RIGHT CORNER.

H. ADD ALL BUGS BUNNY MONEY TOGETHER AND RECORD ON THIS LINE.

I. ON THE LEFT SIDE OF THE FORM, RECORD EACH PICKUP FROM YOUR YELLOW RECEIPTS. FOLLOW THE ARROWS TO THE RIGHT AND LIST THE TOTAL PICKUPS AMOUNT ON LINE I.

J. ADD THE TOTALS OF ALL COUPONS AND RECORD ON THIS LINE. TO IDENTIFY: COUPONS WILL HAVE "COUPON" FOLLOWED BY A CODE IN THE LOWER RIGHT CORNER.

K. ADD THE TOTALS OF LINES A THROUGH J AND RECORD ON THIS LINE.

L. WRITE THE AMOUNT OF THE TILL/BANK THAT YOU CHECKED OUT AT THE BEGINNING OF YOUR SHIFT.

N. SUBTRACT LINE L FROM LINE K.

SIGN YOUR NAME ON THE PREPARED BY LINE.

CASHIER NAME_________________________________________   BAG # |_|_|_|_|_|

SOC SEC # |_|_|_|_|_|_|_|_|_|                           IBM # |_|_|_|_|

-----------
ROLLED COIN
-----------

          VALUE    QTY        TOTAL
          -----    ---        -----

PENNIES    $.50  x ____ = $________.__         LOOSE COIN RECEIPT _________.__ A

NICKELS    $  2. x ____ = $________.__         FINAL CURRENCY _____________.__ B

DIMES      $  5. x ____ = $________.__         PERSONAL CHECKS ____________.__ C

QUARTERS   $ 10. x ____ = $________.__         TRAVELERS CHECKS ___________.__ D

TOTAL ROLLED COIN ->   ->   ->   ->            ROLLED COIN ________________.__ E

     PICKUP # 1  __________________.__         CREDIT CARDS _______________.__ F

     PICKUP # 2  __________________.__         ACCTS RECEIVABLE ___________.__ G

     PICKUP # 3  __________________.__         BUGS BUNNY MONEY ___________.__ H

  TOTAL PICKUPS   ->   ->   ->   ->            TOTAL PICKUPS ______________.__ I

                                               COUPONS ____________________.__ J

                                               TOTAL DEPOSIT_______________.__ K
                                               (ADD A THROUGH J)

                                               LESS:  TILL/BANK ___________.__ L

                                               NET DEPOSIT ________________.__ M
                                               (K-L)

        PREPARED BY __________________________________________________

--------------------------------------------------------------------------------
                  CASHIERS --- DO NOT FILL OUT BELOW THIS LINE
--------------------------------------------------------------------------------

GUEST LEFT CHANGE ______________________.__ O   TOTAL ADJUSTED SALES ______.__ N

ADJUSTED NET DEPOSIT (M-O) _____________.__ P

CASH VARIANCE (P-N) ____________________.__     OVER/SHORT _________________.__
                                                (M-N)

      TRANSFER 1                 TRANSFER 2                 TRANSFER 3
      ----------                 ----------                 ----------

SALES                      SALES                      SALES
TO UNIT _______________    TO UNIT _______________    TO UNIT _______________

GROSS                      GROSS                      GROSS
SALES ______________.__    SALES ______________.__    SALES ______________.__

LESS:                      LESS:                      LESS:
REFUNDS ____________.__    REFUNDS ____________.__    REFUNDS ____________.__

LESS:                      LESS:                      LESS:
VOIDS ______________.__    VOIDS ______________.__    VOIDS ______________.__

ADJUSTED                   ADJUSTED                   ADJUSTED
SALES ______________.__    SALES ______________.__    SALES ______________.__

                                             TOTAL (TRANSFER 1+2+3)


                                             GROSS
                                             SALES ______________.__

                                             LESS:
                                             REFUNDS ____________.__

                                             LESS:
                                             VOIDS ______________.__

                                             ADJUSTED
                                             SALES ______________.__

                                             MANUAL
                                             SALES TAX __________.__

                                             TOTAL #
                                             VOIDS _________________

CONTROL CLERK________________     CC AGENT ___________________

WHITE COPY - CSH CNTRL          YELLOW - CSH CNTRL         PINK - INT CNTRL

                               ------------------
                                       Your Check
                                       Is Welcome

                               TeleCheck(R)[LOGO]
                               ------------------

                                PROCEDURE MANUAL

                                      INDEX

WHAT IS TELECHECK.........................................................Page 1

EXAMPLE OF CHECK..........................................................Page 2

WHAT DO I DO?.............................................................Page 3

COMPANY CHECKS............................................................Page 4

SHOULD I TAKE THE CHECK?..................................................Page 5

HOW DO I REQUEST WARRANTY PAYMENT?........................................Page 6

HOW DO I READ MY WARRANTY LEDGER?.........................................Page 7

HOW DO I READ MY TELECHECK INVOICE?.......................................Page 8

INVOICE EXPLANATION.......................................................Page 8

TeleCheck(R)[LOGO]                                         TeleCheck Chicago

------                                                     999 E. TOUHY AVENUE
I45936                                                     SUITE #225
------                                                     DES PLAINES, IL 60018
YOUR LOCATION CODE                                         (708) 390-5400

What is TeleCheck(R)?

TELECHECK Services, Inc. is an international franchise organization with operations throughout the United States, Canada, Hong Kong, Puerto Rico, Australia, and New Zealand. It is the nation's largest check acceptance service. TELECHECK will honor any check from any bank in the United States or Canada. In addition, we warrant our information. If an approved check comes back to you dishonored by the bank, we will reimburse you the full amount of that check up to your pre-established limit,

What are the benefits?

     o    Increases the traffic flow into your store.

     o    Increases the dollar value of transactions.

     o    Turns strangers into regular customers.

     o    Improves customer relations.

     o    Saves time.

With TELECHECK you can serve your customers in a way that they appreciate. You give them an added service and convenience. This is accomplished by providing instant information which will support your decision to accept a check.

Response time for inquiries is a matter of seconds, whether by automated response, by direct terminal access, or operator assisted.

The primary purpose of the TELECHECK system is to build your business. TELECHECK can be a supplement for you in your non-cash payment methods.

YOUR STORE  |   ID TYPE AND                Draw a 'cross' in the upper right-
CODE        |    NUMBER                    hand corner of the check. Fill in the
------------------------------             proper information.
APPROVAL    |    PHONE
 CODE       |      #

                           [GRAPHIC OF SAMPLE CHECK]

Before calling TeleCheck ...

1.    Make sure check is drawn on a U.S. or Canadian bank.

2.    Check must be first party, payable to your business.

3.    Date of check must be the current date.

4.    Written and numeric amounts must agree.

5. Check writer's name and bank account number must be imprinted by the check manufacturer.

6. The signature in the signature block must not be substantially different from the name imprinted on the check.

7. Complete address is written on check (if not bank imprinted). Complete address includes: full street address, city, state and zip code. P.O. Box numbers or General Delivery are not valid addresses. Rural Routes are acceptable.

8.    Check writer's phone number is written on check, including area code.

9. An acceptable ID must be obtained from the checkwriter and the ID type and number written legibly on the check.

10. One check per business transaction, sale or service performed. Checks for cash will not be warranted.

Acceptable ID types
(Only One Required)

A.    Driver's License:
      Permanent, Unexpired License from any state or Canada.

B.    Valid and Unexpired Major Credit Card:
      MasterCard                    Carte Blanche
      Visa                          Diners Club
      American Express              Discover

Company Checks

The same procedures listed on the previous page apply to a Company Check as well as a Personal Check. One significant difference is that the signature on a Company Check will not match the bank imprinted name.

On Company Checks, rather than using an ID, you will be obtaining an authorization using the "zip-plus" method. (In place of an ID, use the 5-digit zip code plus any numerics in the street address up to a maximum of thirteen numbers). Please refer to the call-in procedures for more detailed instructions.

If referred to a live operator when calling in a Company Check, you must alert the operator that it is in fact a Company Check.

Calling TeleCheck

TELECHECK operates 7 days a week - 24 hours a day.

The check writer must be present until your call to TELECHECK is complete. With the check and I.D. in hand, telephone TELECHECK by referring to the sticker by your phone.

Give the following information.

Location Code

ID Type and Number                           [GRAPHIC OMITTED]

Exact Amount of Check

Under certain conditions additional information may be required.

Should I take the check?

Operator will reply with one of the following codes:

FOUR DIGIT            Accept the check. This four digit number means the
APPROVAL:             TELECHECK warranty will apply, provided all procedures
                      have been followed. The approval number must be written on the check.

CODE 2:               Information only. The TELECHECK warranty does not apply.
                      TELECHECK has no negative information on file, but the inquiry did not meet our requirements. Your company policy prevails. The most common reason for a Code 2 is because the check writer does not have an acceptable I.D. type.

CODE 4:               TELECHECK has negative information on the check writer.
                      The warranty does not apply. Extend a customer referral card and ask the customer to pay cash or use a credit card. Do not allow the check writer to talk to the operator. The business office will answer all inquiries.

CUSTOMER              Dear Customer:
REFERRAL
CARD                  We are sorry that we cannot accept your check at this time because TeleCheck(R) will not approve it.

                      We encourage you to contact TeleCheck so they can explain the reasons for their actions and work with you to resolve the situation.

                      Please contact:
                      Consumer Service Manager
                      (708)390-5450

                      8:00 a.m.-5:00 p.m.
                      Monday-Friday
                      TeleCheck Chicago
                      999 E. TOUHY AVENUE
                      SUITE #225
                      DES PLAINES, IL 60018

                      (c) TeleCheck Services, Inc. 1987 TMI #1079

Qualified checks for which a four digit approval response has been given by TeleCheck are warranted. If the check has been returned by the bank to you unpaid, follow these instructions to receive payment.

1. Review the check to determine if it complies with all nine TeleCheck procedures outlined on your Check Purchase Request Form. (complete both sides of a Check Purchase Request Form/Assignment of Uncollectable check for EACH check submitted for payment.)

2. Mail both the check and Assignment of Uncollectable Check Form to TeleCheck. Please keep the receipt for your records. (It is also wise to keep a photostatic copy of the front and back of the check for your records.)

[GRAPHIC OMITTED]

What is a valid warranty claim?

TeleCheck's rules are simple and easy to follow. These rules are firm and will not be altered. A check must pass the nine rules before it will be considered a valid warranty claim.

1. U.S. or Canadian first party check (company or personal) or credit union share draft. Name imprinted by the bank is not altered. If P.O. Box is imprinted or address is not imprinted by the bank, street address must be taken from identification and written on the check.

2.    Telephone number either imprinted or written. (Home or Business.)

3. Permanent valid driver's license or other approved I.D. must have been used for identification and I.D. type and number must be written on the check. If the address on the check does not match the address on the I.D., both addresses must be placed on the check. If driver's license, give state of issue.

4. The signature in the signature block must not be substantially different from the name imprinted on the check.

5.    Date of inquiry must be the same as date on check.

6.    Amounts shown in words and figures must be in agreement.

7. Subscriber must be current in payment to TeleCheck before warranty claim checks will be issued.

8. Checks warranted by TeleCheck MUST BE IN TELECHECK'S OFFICE WITHIN 30 DAYS FROM DATE ON CHECK.

9. Subscriber shall have received an Approval Code response and met the above requirements.

What are the most common reasons for a warranty claim not being accepted?

1)    NO PHONE NUMBER ON CHECK.

2)    P.O. BOX ONLY (ADDRESS NOT WRITTEN IN)

3)    OVER 30 DAYS OLD

4)    CHECK NOT FIRST PARTY

5)    NAME SIGNED IS NOT THE SAME AS NAME IMPRINTED.

6)    I.D. ACCEPTED IS NOT THAT OF THE CHECK SIGNER.

[Illegible]
warranty claim?

EXCHANGE BILLING                        [GRAPHIC OMITTED]

Warranty claims received by TeleCheck between the first and end of the month will be acknowledged on the following month's invoice.

Reimbursements will be issued approximately 10 days from date of receipt of invoice payment. Warranty checks can be released only when your TeleCheck charges are current and paid in full.

[GRAPHIC OMITTED]

How do I read my warranty ledger?

Each month TeleCheck will list all the warranty claims received during the previous month on your Warranty Ledger.

[GRAPHIC OMITTED]

OVER WARRANTY LIMIT

If the check you submitted was over the warranty limit, the face amount of the check will be listed under the AMOUNT column and the amount that TeleCheck will reimburse you will be listed under the WARRANTY column.

RETURN TO STORE

Checks which cannot be warranted will be returned. The check will be listed on the Warranty Ledger. However, the WARRANTY AMOUNT will be zero and the codes will explain why it was returned.

CODES

Next to each check there is a series of codes. Please refer to the "Explanation of Codes" at the bottom of the Warranty Ledger to describe the status of each claim submitted.

WARRANTY TOTAL

You can determine the amount of warranty you will receive by looking at the "WARRANTY TOTAL" at the bottom of the Warranty Ledger. This total also appears under the loss prevention heading on your invoice.

PAID AT THE STORE

Although we discourage this practice, the check writer will occasionally pay you directly for the bad check after you have submitted your warranty claim to TeleCheck. When this occurs, you must notify TeleCheck that payment has been made in order to release the customer from our negative files.

                                Warranty Ledger

                                [GRAPHIC OMITTED]

How do I read my Telecheck invoice
--------------------------------------------------------------------------------

You will receive a monthly invoice from Telecheck which will reflect the billing activity for the full month. Payment is due upon receipt of invoice.

SECTION 1
MAILING ADDRESS AND CALL STATISTICS

                                [GRAPHIC OMITTED]

SECTION 2
LOCATION STATISTICS AND OVERALL BILLING

                               [GRAPHIC OMITTED]

SECTION 3
REMITTANCE COPY

                               [GRAPHIC OMITTED]

                                    ADDENDUM
                             RX TECHNOLOGY AGREEMENT

      This second addendum to the original agreement dated the 1st day of April, 1998 by and between SIX FLAGS GREAT AMERICA, a division of Six Flags Theme Parks, Inc., a Delaware Corporation, having offices at 542 North Route 21, Gurnee, IL ("Six Flags") and RX TECHNOLOGY, a corporation having offices at P.O. Box 9112, Mandeville, LA 70470 ("Lessee").

      The following changes will supercede the original clauses in the agreement dated the 1st day of April, 1998.

      A. ORIGINAL CLAUSE SECTION 2.A.:

      RX Technology agrees to operate the Concession during the hours and days including Sundays and holidays, that the Park is open for business in accordance with schedules prepared by Six Flags which Six Flags may modify in Six Flags' sole discretion at any time on a twenty-four (24) hours notice to RX Technology and such additional hours as are required by Six Flags (the "Operating Hours"). RX Technology acknowledges that Six Flags will suffer great harm if RX Technology breaches the agreement set forth in this subsection, the amount of which would be difficult to determine. Therefore, RX Technology agrees to pay Six Flags liquidated damages of $50.00 for each Park operating day that RX Technology opens the Concession thirty (30) minutes after the opening time of the Park's Operating Hours and/or closes the Concession thirty (30) minutes before the time of the Park's Operating Hours upon notice thereof by Six Flags and such liquidated damages shall be increased an additional $50.00 for each successive violation of Park Operating Hours upon notice thereof by Six Flags, up to a maximum liquidated damages amount of $500.00.

            NEW CLAUSE:

      RX Technology agrees to operate the Concession during the hours and days, including Sundays and holidays that the Park is open for business in accordance with schedules prepared by Six Flags which Six Flags may modify in Six Flags' sole discretion at any time on a twenty-four (24) hours notice to RX Technology and such additional hours as are required by Six Flags (the "Operating Hours"). RX Technology acknowledges that Six Flags will suffer great harm if RX Technology breaches the agreement set forth in this subsection, the amount of which would be difficult to determine. Therefore, RX Technology agrees to pay Six Flags liquidated dames of $500.00 for each Park operating day that RX Technology opens the Concession thirty (30) minutes after the agreed opening time of the Concession and/or closes the Concession thirty (30) minutes before the agreed upon closing time. Upon notice thereof by Six Flags and such liquidated damages shall be increased an additional $750.00 for each successive violation of Park Operating Hours thereof by Six Flags.

      B. ORIGINAL CLAUSE SECTION 2.B.:

      RX Technology agrees to submit samples of all products detailed plans, specifications, drawings and other information with respect to Goods for sale to be made available to customers in the Park in connection with the Concession, for Six Flags' approval in advance of sale of the same. RX Technology agrees to makes such changes to the Goods, at its sole cost and expense, as Six Flags shall reasonably determine. RX Technology also agrees to coordinate with the Park in coding each of RX Technology's Goods and inputting the same in the cash register for tracking purposes. To the extent requested by Six Flags, RX Technology shall comply with Six Flags' point of sale and other information system requirements.

                                    ADDENDUM
                             RX TECHNOLOGY AGREEMENT

            NEW CLAUSE:

      RX Technology agrees to submit samples of all products, detailed plans, specifications, drawings and other information with respect to Goods for sales to customers in the Park in connection with the Concession, for Six Flags' approval in advance of sale of the same. RX Technology agrees to make such changes to the Goods, at it sole cost and expense, as Six Flags shall reasonably determine.

      C. ADDITIONAL CLAUSE SECTION 2.C.IV:

      (iv) RX Technology agrees that any merchandise/product that are held for the Guest by RX Technology must be taken to Guest Relations at Park closing each operating day for the Guest to pick up. Failure to do so will result in a $100.00 fine for each occurrence that Six Flags must retrieve product held by RX Technology.

      D .ORIGINAL CLAUSE 2.E. (vi):

      RX Technology agrees to use best efforts to cause its employees to attend Park Training/orientation programs as may be required by Six Flags and comply with Park rules and regulations, including without limitation submission to drug testing, as may be required. RX Technology further agrees to cause its employees to wear such uniforms as shall be approved in advance by Six Flags, if Six Flags provides said uniforms. RX Technology agrees that all such uniforms shall be returned in good condition, normal wear and tear expected, to Six Flags at the end of Term. RX Technology agrees to pay Six Flags for any damage to, or loss of, such uniforms. Six Flags reserves the right to set off the amounts thereof from RX Technology's share of Net Revenues.

            NEW CLAUSE:

      RX Technology agrees to use its best efforts to cause its employees to attend Park training/orientation programs as may be required by Six Flags and comply with Park rules and regulations, including without limitation submission to drug testing, as may be required. Pending availability of desired Park Orientation date and time, no RX Technology employees will be scheduled for Park Orientation without five days written notice from RX Technology.

      E. ADDITIONAL CLAUSE SECTION 2.E.(xii):

      (xii) RX Technology has the option to provide costumes for RX Technology's employees. Six Flags will approve the costumes provided by RX Technology. RX Technology is to submit costume to Six Flags for approval no later then March 17, 2000. RX Technology also has the option to purchase park approved costumes from Six Flags for RX Technology's employees. Park Shoes worn by RX Technology's employees are to be solid black athletic shoes with no other colors within the shoe body. All costume charges will be deducted from RX Technology's weekly Net revenue. It will be the responsibility of RX Technology to collect costume charges from RX Technology's employees.

                                    ADDENDUM
                             RX TECHNOLOGY AGREEMENT

      F. ORIGINAL CLAUSE SECTION 5.B.:

      "Net Revenue" means gross revenue of the Concession during the applicable period less the sales tax paid or payable in respect thereto or otherwise paid. RX Technology agrees that Six Flags shall have the right to deduct the following from RX Technology's share of the Net Revenue: (ii) cash shortages, (iii) credit card, check processing and other transaction costs and charges, including charge backs and return check amounts and fees related thereto, (iv) the cost of goods taken from Six Flags' warehouse, to the extent permitted by Six Flags, or otherwise and not paid for (v) the cost of leased Park equipment, if any, each during the applicable period (vi) the cost associated with the damage or loss of uniforms as set forth in more detail in Section 2G (vii) the cost of any bill or charge which is the basis or which may be the basis for a lien against the Facility as set forth in more detail in Section 9A (vii) hereof.

            NEW CLAUSE:

      "Net Revenue" means gross revenue of the Concession during the applicable period less the sales tax paid or payable in respect thereto or otherwise paid. RX Technology agrees that Six Flags shall have the right to deduct the following from RX Technology's share of the Net Revenue: (i) cash shortages, (ii) credit card, check processing and other transaction costs and charges, including charge backs and return check amounts and fees related thereto, (iii) the cost of goods taken from Six Flags' warehouse, to the extent permitted by Six Flags, or otherwise and not paid for (iv) the cost of leased Park equipment, if any, each during the applicable period (v) the cost of any bill or charge which is the basis or which may be the basis for a lien against the Facility as set forth in more detail in Section 9, (vi) cost associated with uniforms as set forth in more detail in Section 2.

      This Addendum (including any and all exhibits and schedules hereto) constitutes the second addendum between the parties with respect to the matters which are the subject hereof and supersedes all prior and contemporaneous clauses and undertakings of the parties pertaining to the subject matter hereof. This Addendum may not be modified except by written instrument duly executed by parties hereto.

                                    ADDENDUM
                             RX TECHNOLOGY AGREEMENT

      IN WITNESS WHEREOF, this RX TECHNOLOGY Agreement has been duly executed by the parties hereto on the day and year first herinabove written.


                                     SIX FLAGS GREAT AMERICA,
                                     (a division of Six Flags Theme Parks, Inc.)


                                     By: /s/ James H. Wintrode
                                        ---------------------------------------
                                         James H. Wintrode
                                         Vice President and General Manager


                                     RX Technology:


                                     By: /s/ Donald Rex Gay
                                        ---------------------------------------
                                         Rex Gay
                                         President/Owner

                             Supplement - Exhibit B

                   Six Flags Great America Cashier Procedures

Till Check-out

The following will be needed at the time of till check-out:

o     Employee I.D.

o     Unit name and number

Tills will be checked out at the Merchandise window. Cashiers will sign for a cash bag on the first available line under their unit number on the Till Check-out Log.

The amount of cash received should match the amount posted on the top of the Till Check-out Log. This amount must be verified before leaving Cash Control. Any discrepancies should be reported at this time. Discrepancies not reported before the cashier leaves Cash Control will not be corrected.

Cashiers must complete the top part of the Cash Control Sheet including name, the till number checked out and the date.

Currency Pick Up

Periodically, and authorized Cash Control representative (verified by the presentation of an ID) may pick up excess currency from a unit. When this is done, the cashier will receive the pink copy of the Pick Up Slip as verification. It is the cashier's responsibility to verify that this slip is complete with the unit number, till number, date, time and amount picked up. This slip should be signed by both the cashier and the Cash Control representative.

Till Check-in

The following items must be turned in with all tills:

o     An "X" or "Z" read

o Pink and Yellow copies of the Register Balance Form. The RBF should be completed prior to leaving the unit.

o Journal Tapes marked with till number, and the name and number of all units worked in

o     Checks and travelers checks marked with till number and endorsement stamp

o     Bugs Bunny Money, Scrip Money, or other vouchers marked with till number

o     Credit Slips signed by the guest and marked with till number

o     Draft Capture

o     Pick up slips

o     Currency, faced and stacked neatly

o     Coin, bagged

o     Void Log approved by Supervisor

o     Cash Control Sheet, approved by Supervisor

Tills are to be locked before leaving the unit to return them to Cash Control. Cashiers must have their till audited by Cash Control at the end of their shift. A completed copy of the RBF will be returned to the Lessee unit on a daily basis.

      REGISTER BALANCE FORM (RBF)
      DO NOT USE RED INK - PRESS FIRMLY WHEN WRITING         DATE ______________

INSTRUCTIONS

PRINT TOP PORTION. FILL IN DATE, CASHIER NAME, BAG#, SS#, AND IBM#

FILL IN LINES C THROUGH J WHILE WAITING IN LINE.

A. RECORD THE TOTAL AMOUNT FROM THE LOOSE COIN RECEIPT ON THIS LINE.

B. RECORD THE TOTAL AMOUNT FROM THE FINAL CURRENCY RECEIPT ON THIS LINE.

C. ADD THE DOLLAR AMOUNTS OF ALL PERSONAL CHECKS AND RECORD ON THIS LINE.

D. ADD THE DOLLAR AMOUNTS OF ALL TRAVELER CHECKS AND RECORD ON THIS LINE.

E. ON THE LEFT SIDE OF THE FORM, LIST THE QUANTITY OF EACH ROLLED COIN TYPE AFTER THE x. MULTIPLY THE QUANTITY TIMES THE VALUE OF EACH ROLL AND WRITE THE RESULT IN THE TOTAL COLUMN. ADD THE TOTAL COLUMN DOWN. FOLLOW THE ARROWS TO THE RIGHT, AND LIST THE TOTAL ROLLED COIN ON LINE E.

F. RECORD THE TOTAL CREDIT CARD AMOUNT FROM YOUR CLERK ID REPORT.

G. ADD THE TOTALS OF ALL ACCT REC AND RECORD ON THIS LINE. TO IDENTIFY: ACCT REC WILL HAVE "ACCT REC" FOLLOWED BY A CODE IN THE LOWER RIGHT CORNER.

H. ADD ALL BUGS BUNNY MONEY TOGETHER AND RECORD ON THIS LINE.

I. ON THE LEFT SIDE OF THE FORM, RECORD EACH PICKUP FROM YOUR YELLOW RECEIPTS. FOLLOW THE ARROWS TO THE RIGHT AND LIST THE TOTAL PICKUPS AMOUNT ON LINE I.

J. ADD THE TOTALS OF ALL COUPONS AND RECORD ON THIS LINE. TO IDENTIFY: COUPONS WILL HAVE "COUPON" FOLLOWED BY A CODE IN THE LOWER RIGHT CORNER.

K. ADD THE TOTALS OF LINES A THROUGH J AND RECORD ON THIS LINE.

L. WRITE THE AMOUNT OF THE TILL/BANK THAT YOU CHECKED OUT AT THE BEGINNING OF YOUR SHIFT.

N. SUBTRACT LINE L FROM LINE K.

SIGN YOUR NAME ON THE PREPARED BY LINE.

CASHIER NAME_________________________________________   BAG # |_|_|_|_|_|

SOC SEC # |_|_|_|_|_|_|_|_|_|                           IBM # |_|_|_|_|

-----------
ROLLED COIN
-----------

          VALUE    QTY        TOTAL
          -----    ---        -----

PENNIES    $.50  x ____ = $________.__         LOOSE COIN RECEIPT _________.__ A

NICKELS    $  2. x ____ = $________.__         FINAL CURRENCY _____________.__ B

DIMES      $  5. x ____ = $________.__         PERSONAL CHECKS ____________.__ C

QUARTERS   $ 10. x ____ = $________.__         TRAVELERS CHECKS ___________.__ D

TOTAL ROLLED COIN ->   ->   ->   ->            ROLLED COIN ________________.__ E

     PICKUP # 1  __________________.__         CREDIT CARDS _______________.__ F

     PICKUP # 2  __________________.__         ACCTS RECEIVABLE ___________.__ G

     PICKUP # 3  __________________.__         BUGS BUNNY MONEY ___________.__ H

  TOTAL PICKUPS   ->   ->   ->   ->            TOTAL PICKUPS ______________.__ I

                                               COUPONS ____________________.__ J

                                               TOTAL DEPOSIT_______________.__ K
                                               (ADD A THROUGH J)

                                               LESS:  TILL/BANK ___________.__ L

                                               NET DEPOSIT ________________.__ M
                                               (K-L)

        PREPARED BY __________________________________________________

--------------------------------------------------------------------------------
                  CASHIERS --- DO NOT FILL OUT BELOW THIS LINE
--------------------------------------------------------------------------------

GUEST LEFT CHANGE ______________________.__ O   TOTAL ADJUSTED SALES ______.__ N

ADJUSTED NET DEPOSIT (M-O) _____________.__ P

CASH VARIANCE (P-N) ____________________.__     OVER/SHORT _________________.__
                                                (M-N)

      TRANSFER 1                 TRANSFER 2                 TRANSFER 3
      ----------                 ----------                 ----------

SALES                      SALES                      SALES
TO UNIT _______________    TO UNIT _______________    TO UNIT _______________

GROSS                      GROSS                      GROSS
SALES ______________.__    SALES ______________.__    SALES ______________.__

LESS:                      LESS:                      LESS:
REFUNDS ____________.__    REFUNDS ____________.__    REFUNDS ____________.__

LESS:                      LESS:                      LESS:
VOIDS ______________.__    VOIDS ______________.__    VOIDS ______________.__

ADJUSTED                   ADJUSTED                   ADJUSTED
SALES ______________.__    SALES ______________.__    SALES ______________.__

                                             TOTAL (TRANSFER 1+2+3)
                                             ----------------------


                                             GROSS
                                             SALES ______________.__

                                             LESS:
                                             REFUNDS ____________.__

                                             LESS:
                                             VOIDS ______________.__

                                             ADJUSTED
                                             SALES ______________.__

                                             MANUAL
                                             SALES TAX __________.__

                                             TOTAL #
                                             VOIDS _________________

CONTROL CLERK________________     CC AGENT ___________________

WHITE COPY - CSH CNTRL          YELLOW - CSH CNTRL         PINK - INT CNTRL